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                                  EXHIBIT #21
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                      SYSCO CORPORATION AND SUBSIDIARIES

                        SUBSIDIARIES OF THE REGISTRANT

                                  EXHIBIT 21


Registrant:         Sysco Corporation

The following is a list of wholly-owned subsidiaries of the Registrant at July 1, 1995.


                                                                  State of
   Name of Subsidiary                                           Incorporation
   ------------------                                           -------------
 Allied-Sysco Food Services, Inc.  . . . . . . . . . . . . .     California
 Bell/Sysco Food Services, Inc.  . . . . . . . . . . . . . .     North Carolina
 Deaktor/Sysco Food Services Company   . . . . . . . . . . .     Pennsylvania
 K.W. Food Distributors Ltd. . . . . . . . . . . . . . . . .     B.C. Canada
 Maine/Sysco, Inc.   . . . . . . . . . . . . . . . . . . . .     Maine
 Major-Sysco Food Services, Inc. . . . . . . . . . . . . . .     California
 Mid-Central /Sysco Food Services, Inc.  . . . . . . . . . .     Missouri
 Miesel/Sysco Food Service Company   . . . . . . . . . . . .     Delaware
 Nobel/Sysco Food Services Company   . . . . . . . . . . . .     Colorado
    * Sysco Equipment & Furnishings Company  . . . . . . . .     Delaware
 Pegler-Sysco Food Services Company  . . . . . . . . . . . .     Nebraska
    * Pegler-Sysco Transportation Co.  . . . . . . . . . . .     Nebraska
 Ritter Sysco Food Services, Inc.  . . . . . . . . . . . . .     New Jersey
    * Dowd Food Discount Corp.   . . . . . . . . . . . . . .     New Jersey
 Smelkinson Sysco Food Services, Inc.  . . . . . . . . . . .     Delaware
 Sysco Avard Food Services, Inc.   . . . . . . . . . . . . .     Delaware
 Sysco Financial Services, Inc.  . . . . . . . . . . . . . .     Delaware
    * Arrow - Sysco Food Services, Inc.  . . . . . . . . . .     Delaware
    * Hardin's - Sysco Food Services, Inc.   . . . . . . . .     Tennessee
    * Lankford - Sysco Food Services, Inc.   . . . . . . . .     Maryland
    * Robert Orr - Sysco Food Services, Inc.   . . . . . . .     Tennessee
    * Sysco Food Services of Dallas, Inc.  . . . . . . . . .     Delaware
    * Sysco Food Services of Houston, Inc.   . . . . . . . .     Delaware
 Sysco Food Services - Chicago, Inc.   . . . . . . . . . . .     Delaware
 Sysco Food Services - Jacksonville, Inc.  . . . . . . . . .     Delaware
 Sysco Food Services - West Coast Florida, Inc.  . . . . . .     Delaware

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
                                                                    State of
   Name of Subsidiary                                             Incorporation
   ------------------                                             -------------
 Sysco Food Services of Arizona, Inc.  . . . . . . . . . . . . .    Delaware
 Sysco Food Services of Arkansas, Inc.   . . . . . . . . . . . .    Arkansas
 Sysco Food Services of Atlanta, Inc.  . . . . . . . . . . . . .    Delaware
 Sysco Food Services of Atlantic City, Inc.  . . . . . . . . . .    Delaware
 Sysco Food Services of Austin, Inc.   . . . . . . . . . . . . .    Delaware
 Sysco Food Services of Beaumont, Inc.   . . . . . . . . . . . .    Texas
 Sysco Food Services of Central Florida, Inc.  . . . . . . . . .    Delaware
 Sysco Food Services of Central Pennsylvania, Inc.   . . . . . .    Pennsylvania
 Sysco Food Services of Cleveland, Inc.  . . . . . . . . . . . .    Delaware
 Sysco Food Services of Idaho, Inc.  . . . . . . . . . . . . . .    Idaho
 Sysco Food Services of Indianapolis, Inc.   . . . . . . . . . .    Delaware
 Sysco Food Services of Iowa, Inc.   . . . . . . . . . . . . . .    Delaware
 Sysco Food Services of Los Angeles, Inc.  . . . . . . . . . . .    Delaware
 Sysco Food Services of Minnesota, Inc.  . . . . . . . . . . . .    Delaware
 Sysco Food Services of Montana, Inc.  . . . . . . . . . . . . .    Delaware
 Sysco Food Services of Oklahoma, Inc.   . . . . . . . . . . . .    Delaware
 Sysco Food Services of Philadelphia, Inc.   . . . . . . . . . .    Pennsylvania
    * Concors Supply Co., Inc.   . . . . . . . . . . . . . . . .    Delaware
    * Garden Cash & Carry, Inc.  . . . . . . . . . . . . . . . .    Delaware
 Sysco Food Services of Portland, Inc.   . . . . . . . . . . . .    Delaware
 Sysco Food Services of San Antonio, Inc.  . . . . . . . . . . .    Delaware
 Sysco Food Services of Seattle, Inc.  . . . . . . . . . . . . .    Delaware
 Sysco Food Services of South Florida, Inc.  . . . . . . . . . .    Delaware
 Sysco Food Services of St. Louis, Inc.  . . . . . . . . . . . .    Delaware
 Sysco Food Services of Virginia, Inc.   . . . . . . . . . . . .    Virginia
 Sysco/Frost-Pack Food Services, Inc.  . . . . . . . . . . . . .    Michigan
 Sysco Intermountain Food Services, Inc.   . . . . . . . . . . .    Delaware
 Sysco/Louisville Food Services Co.  . . . . . . . . . . . . . .    Delaware
 The SYGMA Network, Inc.   . . . . . . . . . . . . . . . . . . .    Delaware
 The SYGMA Network of Ohio, Inc.   . . . . . . . . . . . . . . .    Delaware

 INACTIVE
 --------
 CFS Bakeries, Inc.  . . . . . . . . . . . . . . . . . . . . . .    California
 CFS Continental Transportation Company  . . . . . . . . . . . .    Illinois
 DiPaolo/Sysco Food Services Company   . . . . . . . . . . . . .    Ohio
 FSB, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . .    Delaware
 Grants - Sysco Food Services, Inc.  . . . . . . . . . . . . . .    Michigan
 Sysco Frosted Foods, Inc.   . . . . . . . . . . . . . . . . . .    Delaware
 SyscoMed, Inc.  . . . . . . . . . . . . . . . . . . . . . . . .    Delaware
 Tartan Foods, Inc.  . . . . . . . . . . . . . . . . . . . . . .    Delaware
 Vernon, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .    California

 *  2nd Tier Subsidiary